Exhibit 10.2

FIRST AMENDMENT TO SERVICES AGREEMENT

This FIRST AMENDMENT TO SERVICES AGREEMENT (this “Amendment”), dated as of October 15, 2008 and effective as of January 1, 2009, is entered into among BUCKEYE PARTNERS, L.P., a publicly traded Delaware limited partnership (the “Partnership”), BUCKEYE PIPE LINE SERVICES COMPANY, a Pennsylvania corporation (the “Provider”), and the subsidiary partnerships and limited liability companies of the Partnership set forth on the signature pages hereto (collectively with the Partnership, the “Services Recipients”).

W I T N E S S E T H:

WHEREAS, the Provider and the Services Recipients are parties to that certain Services Agreement, dated December 15, 2004 (the “Services Agreement”); and

WHEREAS, the Provider and the Services Recipients desire to amend the Services Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                                     Schedule I.  Effective as of January 1, 2009, Schedule I to the Services Agreement is hereby deleted and replaced in its entirety with the Schedule I attached hereto as Exhibit A.

2.                                     Limited Effect.  Except as expressly modified hereby, the Services Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms.

3.                                     Integration.  This Amendment constitutes the sole agreement of the parties with respect to the terms hereof and shall supersede all oral negotiations and the terms of prior writings with respect thereto.

4.                                     Miscellaneous.

(a)                                Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(b)                               Successor and Assigns.  This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(c)                                Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

(d)                               Headings.  The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(e)                                Modifications.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

[SIGNATURES TO FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BUCKEYE PIPE LINE SERVICES COMPANY

By:	/s/ Stephen C. Muther
Name: Stephen C. Muther
Title: President

BUCKEYE PARTNERS, L.P.,

By: BUCKEYE GP LLC
Its General Partner

By:	/s/ Forrest E. Wylie
Name: Forrest E. Wylie
Title: Chief Executive Officer

BUCKEYE PIPE LINE COMPANY, L.P.,
BUCKEYE PIPE LINE HOLDINGS, L.P., EVERGLADES PIPE LINE COMPANY, L.P., and
LAUREL PIPE LINE COMPANY, L.P.

By: MainLine, L.P.
Their General Partner

By: MainLine, GP, Inc.
Its General Partner

By:	/s/ Forrest E. Wylie
Name: Forrest E. Wylie
Title: Chief Executive Officer

[Signature Page to First Amendment to Services Agreement]

BUCKEYE TERMINALS, LLC
WOOD RIVER PIPE LINES LLC
BUCKEYE PIPE LINE TRANSPORTATION LLC
BUCKEYE NGL PIPE LINES LLC
BUCKEYE GAS STORAGE LLC
LODI GAS STORAGE, L.L.C.
BUCKEYE ENERGY HOLDINGS LLC
BUCKEYE ENERGY SERVICES LLC

By:	/s/ Forrest E Wylie
Name: Forrest E Wylie
Title: Chief Executive Officer

[Signature Page to First Amendment to Services Agreement]

Exhibit A

Schedule I

The Services shall include any services necessary for the operation of the Partnership and the Services Recipients as specified by such and may include, without limitation, the following services:

•                  facility maintenance services, including preventative maintenance activities and equipment repairs;

•                  operations services, including loading rack operations, product quality control, sampling, blending, engineering, manifold operations, general maintenance, building and grounds maintenance, routine inspection, lab services, mainline maintenance, right of way patrol, right of way clearing, line depth issues, damage prevention program, emergency response, scheduling services, and pipeline control services;

•                  technical services, including engineering, safety, environmental and real estate services;

•                  professional services, including operations, legal, marketing, accounting, treasury, insurance, tax, credit, finance, business development, government affairs, and regulatory affairs.